SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2004

Commission file number 0-14061

STEEL TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Kentucky	61-0712014

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

15415 Shelbyville Road, Louisville, KY (Address of principal executive offices)	40245 (Zip Code)

(502) 245-2110

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

SIGNATURE
EARNINGS RELEASE DATED JANUARY 20, 2004

Item 7. Financial Statements and Exhibits

(c) Exhibits

99 Earnings release dated January 20, 2004 for the quarter ended December 31, 2003

Item 12. Results of Operations and Financial Condition

On January 20, 2004, Steel Technologies Inc. issued a press release announcing results for the first quarter ended December 31, 2003. A copy of the press release is attached as Exhibit 99.

The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STEEL TECHNOLOGIES INC.
(Registrant)

By	/s/ Joseph P. Bellino Joseph P. Bellino Chief Financial Officer

Dated: January 20, 2004

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